EXHIBIT 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bazi International, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah Wildrick, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Deborah Wildrick
        Deborah Wildrick
       Chief Executive Officer and Principal Accounting Officer

August 14, 2012